UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): February 22, 2011

Emerson Electric Co.

(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

8000 West Florissant Avenue
St. Louis, Missouri	63136
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary
(Percent change.  Trailing 3-month average versus prior year.)

	November ‘10	December ‘10	January ‘11
Process Management	>+20	>+20	>+20
Industrial Automation	>+20	>+20	>+20
Network Power	+5 to +10	0 to +5	-5 to 0
Climate Technologies	0 to +5	+5 to +10	+15
Tools and Storage	0 to +5	0 to +5	+5
Total Emerson	+15 to +20	+10 to +15	+15

January 2011 Order Comments:

Emerson order growth was strong at 15 percent in the trailing three-month period.  Currency exchange rates had a negligible impact on orders and total fixed rate orders remained at approximately 15 percent.  Our monthly comparisons will get tougher moving forward, as trailing three-month orders turned positive in January 2010.

Process Management order trends were strong across all world areas and major end markets.  Capital spending is increasing across the customer base and project activity remains strong as end markets served are in the early stages of a strong global recovery.  Currency exchange rates positively impacted orders by approximately one percentage point.

Industrial Automation orders remained strong as recovery continued in global capital goods end markets.  Order growth continued to be led by strength in the power generating alternator and electrical drives businesses.

Order trends for Network Power were negatively impacted by declines in the Network Power business in Asia and the embedded computing and power businesses.  These businesses faced tougher prior year comparisons as they were collectively up more than 30 percent in the same period last year.  Order rates for the uninterruptible power supply, precision cooling and DC power businesses, excluding Asia, were strong as computing and communications end markets continue to recover.

Climate Technologies orders further strengthened, with improvement in Asia and North American residential end markets, partially offset by weakness in Europe. Refrigeration end markets remained strong globally.

Tools and Storage orders improved slightly, with strong growth in the tools business partially offset by weakness in the storage business as U.S. residential markets continued to be depressed.

Forward-Looking and Cautionary Statements:

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, and competitive and technological factors, among others, as set forth in the Company's most recent Form 10-K filed with the SEC.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: February 22, 2011	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary